UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On July 30, 2013, the Company issued a press release setting forth its second quarter 2013 financial results along with its 2013 financial outlook. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01.     Regulation FD Disclosure.

On July 30, 2013, the Company will hold its previously announced conference call to discuss its second quarter 2013 results and its 2013 financial outlook. A copy of supplementary materials that will be referred to in the conference call, and which were posted to the Company’s website, is attached hereto as Exhibit 99.2.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Press Release issued by the Company, dated July 30, 2013
99.2                Supplementary Materials, dated July 30, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer
Date: July 30, 2013

Index to Exhibits
The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Press Release issued by the Company, dated July 30, 2013
99.2                Supplementary Materials, dated July 30, 2013